Exhibit 10.01

AWARD NOTICE

NOTICE OF NONQUALIFIED STOCK OPTION
GRANTED PURSUANT TO THE
EASTMAN CHEMICAL COMPANY
2012 OMNIBUS STOCK COMPENSATION PLAN

Grantee:

Number of Shares:

Option Price: $____

Grant Date: February 28, 2013

1.    Grant of Option. This Award Notice serves to notify you that the Compensation and Management Development Committee (the “Committee”) of the Board of Directors of Eastman Chemical Company ("Company") has granted to you, under the Company's 2012 Omnibus Stock Compensation Plan (the "Plan"), a nonqualified stock option ("Option") to purchase, on the terms and conditions set forth in this Award Notice and the Plan, up to the number of shares of its $.01 par value Common Stock ("Common Stock") set forth above, at a price equal to $____ per share. The Plan is incorporated herein by reference and made a part of this Award Notice. Capitalized terms not defined herein have the respective meanings set forth in the Plan.

2.    Period of Option and Limitations on Right to Exercise. Subject to earlier cancellation of all or a portion of the Option as described in Sections 6 and 7 of this Award Notice, the Option will expire at 4:00 p.m., Eastern Standard Time, on February 27, 2023 ("Expiration Date").

3.    Exercise of Option.

(a)    Subject to the terms set forth in this Award Notice, the Option will become exercisable as to one-third of the shares covered hereby on February 28, 2014, and one-third of the shares covered hereby on February 28, 2015, and as to the remaining shares on February 28, 2016.

(b)    Upon your death, your personal representative may exercise the Option, subject to the terms set forth in Section 6 of this Award Notice.

(c)    The Option may be exercised in whole or in part. The exercise generally must be accompanied by, or make provision for, full payment in cash, by check, by a broker-assisted cashless method, or by surrendering unrestricted shares of Common Stock having a value on the date of exercise equal to the exercise price, or in any combination of the foregoing; however, if you wish to pay with shares of Common Stock already held by you, you may submit an Affidavit of Ownership form attesting to the ownership of the shares instead of share certificates.

4.    Nontransferability. The Option is not transferable except by will or by the laws of descent and distribution, and may not be sold, assigned, pledged or encumbered in any way, whether by operation of law or otherwise. The Option may be granted only to and exercised only by you during your lifetime, except in the case of a permanent disability involving mental incapacity.

5.    Limitation of Rights. You will not have any rights as a stockholder with respect to the shares covered by the Option until you become the holder of record of such shares by exercising the Option. Neither the Plan, the granting of the Option, nor this Award Notice gives you any right to remain employed by the Company or its Subsidiaries.

Exhibit 10.01

6. Termination. Upon termination of your employment with the Company and its Subsidiaries ("termination") by reason of a Qualifying Termination (as defined below), the Option will remain exercisable according to its terms until the earliest to occur of: 1) five (5) years following your date of termination or 2) the Expiration Date. Upon termination due to resignation (other than a Qualifying Termination), the Option will remain exercisable according to its terms until the earliest to occur of: 1) ninety (90) days following your date of termination or 2) the Expiration Date. Upon termination for cause, any portion of the Option not previously exercised by you will be canceled and forfeited by you, without payment of any consideration by the Company. Upon termination for a reason other than those described in this Section (e.g., reduction in force, divestiture, special separation, termination by mutual consent), the Option will remain exercisable until the Expiration Date, unless the Committee (for executive officers) or the executive officer responsible for Human Resources (for non-executive employees) determines that any portion of the Option will not remain exercisable or that the Option will be exercisable for a shorter period.

A termination of employment is considered a “Qualifying Termination” when one of the following criteria has been met: combined age and years of service which equals or exceeds 75, age 55 and 10 years of service, or Age 50 or greater at hire date, and 5 years of service, or age 65.

[Alternate Section 6 for Mark J. Costa Award Notice:

6. Termination. Upon termination of your employment with the Company and its Subsidiaries ("termination") by reason of death, disability, or retirement, the Option will remain exercisable according to its terms until the earliest to occur of: 1) five (5) years following your date of termination, or, 2) the Expiration Date. Upon termination of your employment with the Company and its Subsidiaries without "Cause" or upon your resignation for "Good Reason" (as such terms are defined in your Employment Agreement dated May 4, 2006), the Option shall immediately vest and remain exercisable until the earliest to occur of: 1) five (5) years following your date of termination or 2) the Expiration Date. Upon other termination due to voluntary resignation, the Option will remain exercisable according to its terms until the earliest to occur of: 1) ninety (90) days following your date of termination or 2) the Expiration Date. Upon termination for “Cause”, any portion of the Option not previously exercised by you will be canceled and forfeited by you, without payment of any consideration by the Company. Upon termination for a reason other than those described in this Section, the Committee will determine if all or any portion of the Option will remain exercisable and, if so, the period of time the Option may be exercised, up to, but not later than, the Expiration Date.]

7.    Noncompetition; Confidentiality. You will not, without the written consent of the Company, either during your employment by the Company or thereafter, disclose to anyone or make use of any confidential information which you have acquired during your employment relating to any of the business of the Company, except as such disclosure or use may be required in connection with your work as an employee of the Company. During your employment by the Company, and for a period of two years after the termination of such employment, you will not, either as principal, agent, consultant, employee or otherwise, engage in any work or other activity in competition with the Company in the field or fields in which you have worked for the Company. The agreement in this Section 7 applies separately in the United States and in other countries but only to the extent that its application shall be reasonably necessary for the protection of the Company. You will forfeit all rights under this Award Notice to or related to the Option if, in the determination of the Committee (in the case of executive officers) or of the executive officer responsible for Human Resources (in the case of non-executive employees), you have violated any of the provisions of this Section 7, and in that event any issuance of shares, payment or other action with respect to the Option shall be made or taken, if at all, in the sole discretion of the Committee or the executive officer responsible for Human Resources.

8.    Restrictions on Issuance of Shares. If at any time the Company determines that listing, registration, or qualification of the shares covered by the Option upon any securities exchange or under any state or federal law, or the approval of any governmental agency, is necessary or advisable as a condition to the exercise of the Option, the Option may not be exercised in whole or in part unless and until such listing, registration, qualification, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

9.    Change in Ownership; Change in Control. Article 14 of the Plan contains certain special provisions that will apply to the Option in the event of a Change in Ownership or Change in Control, respectively.

Exhibit 10.01

10.    Adjustment of Option Terms. The adjustment provisions of Article 15 of the Plan will control in the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Common Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend) or upon the occurrence of or in anticipation of any other corporate event or transaction involving the Company (including, without limitation, any merger, combination, or exchange of shares).

11.    Reimbursement of Certain Compensation Following Restatement. The Award is subject to the provisions of the Plan and any applicable law or Company policy requiring reimbursement to the Company of certain incentive-based compensation following an accounting restatement due to material non-compliance by the Company with any financial reporting requirement or due to other events or conditions.

12.    Plan Controls. In the event of any conflict between the provisions of the Plan and the provisions of this Award Notice, the provisions of the Plan will be controlling and determinative.

Exhibit 10.01

AWARD NOTICE

NOTICE OF FREESTANDING STOCK APPRECIATION RIGHT
GRANTED PURSUANT TO THE
EASTMAN CHEMICAL COMPANY
2012 OMNIBUS STOCK COMPENSATION PLAN

Grantee:

Number of Shares:

SAR Base Price: $ (U.S.)

Grant Date: February 28, 2013

1.    Grant of SAR. This Award Notice serves to notify you that the Compensation and Management Development Committee (the “Committee”) of the Board of Directors of Eastman Chemical Company ("Company") has granted to you, under the Company's 2012 Omnibus Stock Compensation Plan ("Plan"), a freestanding stock appreciation right ("SAR") with respect to the number of shares of its $.01 par value Common Stock ("Common Stock") set forth above, subject to the terms and conditions set forth in this Award Notice and the Plan. The SAR entitles you to receive, upon exercise, a cash payment equal to the appreciation in value of the number of shares of Common Stock with respect to which the SAR is exercised from the base price of the SAR, which is $___ (U.S.) per share. The Plan is incorporated herein by reference and made a part of this Award Notice. Capitalized terms not defined herein have the respective meanings set forth in the Plan.

2.    Period of SAR and Limitations on Right to Exercise. Subject to earlier cancellation of all or a portion of the SAR as described in Sections 6 and 7 of this Award Notice, the SAR will expire at 4:00 p.m., Eastern Standard Time, on February 27, 2023 ("Expiration Date").

3.    Exercise of SAR.

(a)    The SAR will become exercisable as to one-third of the shares covered hereby on February 28, 2014, one-third on February 28, 2015, and as to the remaining shares on February 28, 2016.

(b)    Upon your death, your personal representative may exercise the SAR, subject to the terms set forth in Section 6 of this Award Notice.

4.    Nontransferability. The SAR is not transferable except by will or by the laws of descent and distribution, and may not be sold, assigned, pledged or encumbered in any way, whether by operation of law or otherwise. The SAR may be granted only to and exercised only by you during your lifetime, except in the case of a permanent disability involving mental incapacity.

5.    Limitation of Rights. You will not have any rights as a stockholder with respect to the shares covered by the SAR. Neither the Plan, the granting of the SAR nor this Award Notice gives you any right to remain employed by the Company or its Subsidiaries. This Award is expressly subject to your acceptance of the award and declaration of your understanding that the Award is not part of your normal or expected remuneration, and that no additional rights are conferred to you by virtue of this Award.

Exhibit 10.01

6.    Termination. Upon termination of your employment with the Company and its Subsidiaries ("termination") that is a Qualifying Termination, (as defined below) the SAR will remain exercisable according to its terms until the earliest to occur of: 1) five (5) years following your date of termination or 2) the Expiration Date. Upon termination due to resignation (other than in a Qualifying Termination), the SAR will remain exercisable according to its terms until the earliest to occur of: 1) ninety (90) days following your date of termination or 2) the Expiration Date. Upon termination for cause, any portion of the SAR not previously exercised by you will be canceled and forfeited by you, without payment of any consideration by the Company. Upon termination for a reason other than those described in this Section (e.g., reduction in force, divestiture, special separation, termination by mutual consent), the SAR will remain exercisable until the Expiration Date, unless the Committee (for executive officers) or the executive officer responsible for Human Resources (for non-executive employees) determines that any portion of the SAR will not remain exercisable or that the SAR will be exercisable for a shorter period. A termination of employment is considered a “Qualifying Termination” when one of the following criteria has been met: combined age and years of service which equals or exceeds 75, age 55 and 10 years of service, or Age 50 or greater at hire date, and 5 years of service, or age 65.

7.    Noncompetition; Confidentiality. You will not, without the written consent of the Company, either during your employment by the Company or thereafter, disclose to anyone or make use of any confidential information which you have acquired during your employment relating to any of the business of the Company, except as such disclosure or use may be required in connection with your work as an employee of the Company. During your employment by the Company, and for a period of two years after the termination of such employment, you will not, either as principal, agent, consultant, employee or otherwise, engage in any work or other activity in competition with the Company in the field or fields in which you have worked for the Company. The agreement in this Section 7 applies separately in the United States and in other countries but only to the extent that its application shall be reasonably necessary for the protection of the Company. You will forfeit all rights under this Award Notice to or related to the SAR if, in the determination of the Committee (in the case of executive officers) or of the executive officer responsible for Human Resources (in the case of non-executive officers), you have violated any of the provisions of this Section 7, and in that event any payment or other action with respect to the SAR shall be made or taken, if at all, in the sole discretion of the Committee or the executive officer responsible for Human Resources.

8.    Change in Ownership; Change in Control. Article 14 of the Plan contains certain special provisions that will apply to the SAR in the event of a Change in Ownership or Change in Control, respectively.

9.    Adjustment of SAR Terms. The adjustment provisions of Article 15 of the Plan will control in the event of a nonreciprocal transaction between the company and its stockholders that causes the per-share value of the Common Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend) or upon the occurrence of or in anticipation of any other corporate event or transaction involving the Company (including, without limitation, any merger, combination, or exchange of shares).

10.    Reimbursement of Certain Compensation Following Restatement. The Award is subject to the provisions of the Plan and any applicable law or Company policy requiring reimbursement to the Company of certain incentive-based compensation following an accounting restatement due to material non-compliance by the Company with any financial reporting requirement or due to other events or conditions.

11.    Plan Controls. In the event of any conflict between the provisions of the Plan and the provisions of this Award Notice, the provisions of the Plan will be controlling and determinative.